Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:		FOR MORE INFORMATION, CONTACT:
October 27, 2020		David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Third Quarter Results

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended September 30, 2020. The Company reported net income of $8.27 million, or $0.47 per diluted common share, for the quarter ended September 30, 2020, which was a decrease of $0.11, or 18.97%, over the same quarter of 2019. Net income was $24.38 million, or $1.37 per diluted common share, for the nine months ended September 30, 2020, which represents a 25.95% decrease in per share diluted earnings compared to the same period of 2019.

Additionally, today the Company declared a quarterly cash dividend to common shareholders of twenty-five cents ($0.25) per common share. The quarterly dividend is payable to common shareholders of record on November 6, 2020, and is expected to be paid on or about November 20, 2020. The current year is the 35th consecutive year of regular dividends to common shareholders.

Third Quarter 2020 and Current Highlights

●	General
o	On September 30, 2020, the Company consolidated six of its branches located mainly in eastern Tennessee. It also announced the consolidation of two locations in Abingdon, Virginia.
o	The Company booked $113.98 million of new residential mortgage loans during the third quarter and the pipeline remains strong at $61.70 million at October 19, 2020.
o

In order to aid its affected customers, the Company has modified or deferred payments on 1,314 commercial loans totaling $330.69 million in principal balances and 2,048 consumer mortgage and installment loans totaling $95.76 million in principal balances. As of September 30, 2020, current commercial and consumer loan deferrals stand at $102.54 million and $13.09 million, respectively. Included in those deferral totals are re-deferrals of commercial loans with principal balances totaling approximately $69.32 million  and consumer mortgage and installment loans with principal balances totaling approximately $5.09 million.

o	Through September 30, 2020, the Company processed 803 loans with original principal balances totaling $62.74 million through the SBA’s Paycheck Protection Program.

●	Income Statement
o

Third quarter earnings reflect a loan loss provision of $4.70 million, an increase of $4.03 million over third quarter of 2019, further recognizing the economic uncertainty caused by the coronavirus pandemic.

o	Despite the significant increase in loan loss provision, return on average assets remained strong at 1.11% for the third quarter and 1.14% for the nine-month period.
o

Net interest margin decreased 46 basis points to 4.10% compared to the same quarter of 2019. Net interest margin decreased 30 basis points to 4.33% for the first nine months compared to the same period of 2019. Both period decreases are reflective of the current historic low interest rate environment.

o	Service charges on deposit have increased since the second quarter of 2020 as pandemic shutdowns and stay-at-home orders were relaxed during the summer.

●	Balance Sheet
o	Interest-free deposits grew $122.41 million during 2020, and total deposits grew $162.33 million, or 6.97%, during 2020.
o	Book value per share at September 30, 2020, was $23.70, an increase of $0.37 during the year.
o	As of September 30, 2020, the Company continues to significantly exceed regulatory “well capitalized” targets, as well as all capital targets of its capital management plan.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 52 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of September 30, 2020. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.13 billion in combined assets as of September 30, 2020. The Company reported consolidated assets of $2.95 billion as of September 30, 2020. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands, except share and per share data)	2020	2020	2020	2019	2019	2020	2019
Interest income
Interest and fees on loans	$27,297	$26,991	$28,058	$21,837	$22,068	$82,346	$66,968
Interest on securities	609	713	918	870	857	2,240	2,846
Interest on deposits in banks	89	82	533	663	680	704	1,784
Total interest income	27,995	27,786	29,509	23,370	23,605	85,290	71,598
Interest expense
Interest on deposits	1,161	1,445	1,825	1,312	1,383	4,431	4,080
Interest on borrowings	-	2	2	1	1	4	122
Total interest expense	1,161	1,447	1,827	1,313	1,384	4,435	4,202
Net interest income	26,834	26,339	27,682	22,057	22,221	80,855	67,396
Provision for loan losses	4,703	3,831	3,500	91	675	12,034	3,480
Net interest income after provision	22,131	22,508	24,182	21,966	21,546	68,821	63,916
Noninterest income	7,638	6,913	7,549	9,314	7,634	22,100	24,363
Noninterest expense	19,171	18,913	21,664	18,883	17,444	59,748	50,880
Income before income taxes	10,598	10,508	10,067	12,397	11,736	31,173	37,399
Income tax expense	2,332	2,270	2,195	2,833	2,580	6,797	8,161
Net income	$8,266	$8,238	$7,872	$9,564	$9,156	$24,376	$29,238

Earnings per common share
Basic	$0.47	$0.47	$0.44	$0.61	$0.59	$1.37	$1.86
Diluted	0.47	0.46	0.44	0.61	0.58	1.37	1.85
Cash dividends per common share	0.25	0.25	0.25	0.25	0.25	0.75	0.71
Weighted average shares outstanding
Basic	17,710,283	17,701,853	17,998,994	15,611,093	15,603,992	17,803,369	15,717,678
Diluted	17,732,428	17,728,300	18,050,071	15,670,047	15,664,587	17,836,963	15,785,484
Performance ratios
Return on average assets	1.11%	1.15%	1.16%	1.71%	1.65%	1.14%	1.76%
Return on average common equity	7.83%	7.97%	7.49%	11.08%	10.80%	7.76%	11.70%
Return on average tangible common equity(1)	11.62%	11.91%	11.12%	15.33%	15.19%	11.55%	16.52%

(1) A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2020	2020	2020	2019	2019	2020	2019
(Amounts in thousands, except per share data)
Net income	$8,266	$8,238	$7,872	$9,564	$9,156	$24,376	$29,238
Adjustments:
Net (gain) loss on sale of securities	-	-	(385)	-	-	(385)	43
Merger, acquisition, and divestiture expense	-	-	1,893	1,532	592	1,893	592
Other items(1)	-	-	-	(2,395)	(900)	-	(4,600)
Total adjustments	-	-	1,508	(863)	(308)	1,508	(3,965)
Tax effect	-	-	354	(331)	(134)	354	(1,012)
Adjusted earnings, non-GAAP	$8,266	$8,238	$9,026	$9,032	$8,982	$25,530	$26,285

Adjusted diluted earnings per common share, non-GAAP	$0.47	$0.46	$0.50	$0.58	$0.57	$1.43	$1.67
Performance ratios, non-GAAP
Adjusted return on average assets	1.11%	1.15%	1.33%	1.61%	1.62%	1.19%	1.59%
Adjusted return on average common equity	7.83%	7.97%	8.59%	10.46%	10.59%	8.13%	10.52%
Adjusted return on average tangible common equity(2)	11.62%	11.91%	12.75%	14.48%	14.90%	12.09%	14.85%

(1)	Includes other non-recurring income and expense items primarily related to income from litigation settlements.
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended September 30,
	2020			2019
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,171,023	$27,331	5.01%	$1,706,936	$22,106	5.14%
Securities available for sale	93,263	720	3.07%	118,450	1,015	3.40%
Interest-bearing deposits	352,144	90	0.10%	122,891	680	2.20%
Total earning assets	2,616,430	28,141	4.28%	1,948,277	23,801	4.85%
Other assets	344,285			250,142
Total assets	$2,960,715			$2,198,419

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$580,165	$73	0.05%	$450,650	$78	0.07%
Savings deposits	720,657	136	0.08%	500,600	222	0.18%
Time deposits	448,275	951	0.84%	413,012	1,083	1.04%
Total interest-bearing deposits	1,749,097	1,160	0.26%	1,364,262	1,383	0.40%
Borrowings
Retail repurchase agreements	969	1	0.14%	2,107	1	0.17%
FHLB advances and other borrowings	-	-	-	-	-	-
Total borrowings	969	1	0.14%	2,107	1	0.17%
Total interest-bearing liabilities	1,750,066	1,161	0.26%	1,366,369	1,384	0.40%
Noninterest-bearing demand deposits	754,147			466,253
Other liabilities	36,379			29,449
Total liabilities	2,540,592			1,862,071
Stockholders' equity	420,123			336,348
Total liabilities and stockholders' equity	$2,960,715			$2,198,419
Net interest income, FTE(1)		$26,980			$22,417
Net interest rate spread			4.02%			4.44%
Net interest margin, FTE(1)			4.10%			4.56%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $1.77 million and $566 thousand for the three months ended September 30, 2020 and 2019, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Nine Months Ended September 30,
	2020			2019
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,127,383	$82,476	5.18%	$1,730,940	$67,114	5.18%
Securities available for sale	110,852	2,619	3.16%	130,029	3,314	3.41%
Securities held to maturity	-	-	-	4,071	45	1.48%
Interest-bearing deposits	270,106	706	0.34%	101,364	1,784	2.34%
Total earning assets	2,508,341	85,801	4.57%	1,966,404	72,257	4.91%
Other assets	351,589			248,801
Total assets	$2,859,930			$2,215,205

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$543,539	$261	0.06%	$450,653	$192	0.06%
Savings deposits	702,604	790	0.15%	502,241	589	0.16%
Time deposits	466,126	3,380	0.97%	426,885	3,299	1.03%
Total interest-bearing deposits	1,712,269	4,431	0.35%	1,379,779	4,080	0.40%
Borrowings
Retail repurchase agreements	1,218	3	0.32%	2,792	3	0.13%
Wholesale repurchase agreements	-	-	-	5,037	119	3.17%
FHLB advances and other borrowings	48	1	2.23%	-	-	-
Total borrowings	1,266	4	0.42%	7,829	122	2.08%
Total interest-bearing liabilities	1,713,535	4,435	0.35%	1,387,608	4,202	0.40%
Noninterest-bearing demand deposits	688,891			464,958
Other liabilities	38,001			28,651
Total liabilities	2,440,427			1,881,217
Stockholders' equity	419,503			333,988
Total liabilities and stockholders' equity	$2,859,930			$2,215,205
Net interest income, FTE(1)		$81,366			$68,055
Net interest rate spread			4.22%			4.51%
Net interest margin, FTE(1)			4.33%			4.63%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $5.22 million and $2.72 million for the nine months ended September 30, 2020 and 2019, respectively.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands)	2020	2020	2020	2019	2019	2020	2019
Noninterest income
Wealth management	$909	$854	$844	$842	$952	$2,607	$2,581
Service charges on deposits	3,250	2,560	3,731	3,702	3,785	9,541	10,892
Other service charges and fees	2,748	2,617	2,231	2,096	2,007	7,596	6,185
Net gain (loss) on sale of securities	-	-	385	-	-	385	(43)
Net FDIC indemnification asset amortization	(383)	(483)	(486)	(590)	(719)	(1,352)	(1,787)
Other income	-	-	-	2,395	900	-	4,600
Other operating income	1,114	1,365	844	869	709	3,323	1,935
Total noninterest income	$7,638	$6,913	$7,549	$9,314	$7,634	$22,100	$24,363
Noninterest expense
Salaries and employee benefits	$10,485	$11,015	$11,386	$9,495	$9,334	$32,886	$27,653
Occupancy expense	1,228	1,275	1,315	1,057	1,042	3,818	3,277
Furniture and equipment expense	1,412	1,316	1,384	1,179	1,183	4,112	3,278
Service fees	1,581	1,329	1,523	721	1,053	4,433	3,727
Advertising and public relations	430	475	512	478	795	1,417	1,832
Professional fees	408	307	233	408	375	948	1,290
Amortization of intangibles	365	360	361	251	251	1,086	746
FDIC premiums and assessments	191	33	-	-	-	224	318
Merger, acquisition, and divestiture expense	-	-	1,893	1,532	592	1,893	592
Other operating expense	3,071	2,803	3,057	3,762	2,819	8,931	8,167
Total noninterest expense	$19,171	$18,913	$21,664	$18,883	$17,444	$59,748	$50,880

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands, except per share data)	2020	2020	2020	2019	2019
Assets
Cash and cash equivalents	$375,664	$421,492	$241,613	$217,009	$182,458
Debt securities available for sale	90,972	98,367	107,753	169,574	115,537
Loans held for sale	-	-	-	263	-
Loans held for investment, net of unearned income
Noncovered	2,184,251	2,125,560	2,084,610	2,101,599	1,679,958
Covered	10,744	11,257	12,115	12,861	14,158
Allowance for loan losses	(27,277)	(23,758)	(21,137)	(18,425)	(18,493)
Loans held for investment, net	2,167,718	2,113,059	2,075,588	2,096,035	1,675,623
FDIC indemnification asset	1,598	1,943	2,433	2,883	3,458
Premises and equipment, net	60,488	62,658	63,319	62,824	48,521
Other real estate owned, noncovered	2,103	2,181	2,502	3,969	2,528
Interest receivable	9,151	8,380	6,117	6,677	4,842
Goodwill	129,565	129,565	129,565	129,565	92,744
Other intangible assets	7,433	7,798	8,159	8,519	4,280
Other assets	103,236	103,623	101,912	101,529	75,056
Total assets	$2,947,928	$2,949,066	$2,738,961	$2,798,847	$2,205,047

Liabilities
Deposits
Noninterest-bearing	$750,277	$752,899	$620,292	$627,868	$472,478
Interest-bearing	1,741,962	1,744,947	1,668,122	1,702,044	1,364,374
Total deposits	2,492,239	2,497,846	2,288,414	2,329,912	1,836,852
Securities sold under agreements to repurchase	956	1,100	1,348	1,601	1,863
FHLB and other borrowings	-	-	1,000	-	-
Interest, taxes, and other liabilities	34,816	34,290	36,593	38,515	28,969
Total liabilities	2,528,011	2,533,236	2,327,355	2,370,028	1,867,684

Stockholders' equity
Common stock	17,717	17,710	17,700	18,377	15,580
Additional paid-in capital	172,980	172,601	172,231	192,413	108,222
Retained earnings	230,464	226,627	222,814	219,535	213,866
Accumulated other comprehensive loss	(1,244)	(1,108)	(1,139)	(1,506)	(305)
Total stockholders' equity	419,917	415,830	411,606	428,819	337,363
Total liabilities and stockholders' equity	$2,947,928	$2,949,066	$2,738,961	$2,798,847	$2,205,047

Shares outstanding at period-end	17,716,522	17,709,569	17,700,140	18,376,991	15,579,740
Book value per common share	$23.70	$23.48	$23.25	$23.33	$21.65
Tangible book value per common share(1)	15.97	15.72	15.47	15.82	15.43

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands)	2020	2020	2020	2019	2019
Allowance for Loan Losses
Beginning balance	$23,758	$21,137	$18,425	$18,493	$18,540
Provision for loan losses charged to operations	4,703	3,831	3,500	91	675
Charge-offs	(1,563)	(1,672)	(1,194)	(1,353)	(964)
Recoveries	379	462	406	1,194	242
Net charge-offs	(1,184)	(1,210)	(788)	(159)	(722)
Ending balance	$27,277	$23,758	$21,137	$18,425	$18,493

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$24,423	$24,471	$20,263	$16,113	$16,701
Accruing loans past due 90 days or more	43	284	329	144	107
Troubled debt restructurings ("TDRs")(1)	456	598	623	720	668
Total non-covered nonperforming loans	24,922	25,353	21,215	16,977	17,476
OREO	2,103	2,181	2,502	3,969	2,528
Total non-covered nonperforming assets	$27,025	$27,534	$23,717	$20,946	$20,004

Covered nonperforming assets
Nonaccrual loans	$333	$299	$145	$244	$243
Total covered nonperforming loans	333	299	145	244	243
OREO	-	-	-	-	-
Total covered nonperforming assets	$333	$299	$145	$244	$243

Additional Information
Performing TDRs(2)	$10,480	$10,822	$8,429	$5,855	$5,635
Total Accruing TDRs(3)	10,936	11,420	9,052	6,575	6,303

Non-covered ratios
Nonperforming loans to total loans	1.14%	1.19%	1.02%	0.81%	1.04%
Nonperforming assets to total assets	0.92%	0.94%	0.87%	0.75%	0.91%
Non-PCI allowance to nonperforming loans	109.45%	93.71%	99.63%	108.53%	105.82%
Non-PCI allowance to total loans	1.25%	1.12%	1.01%	0.88%	1.10%
Annualized net charge-offs to average loans	0.22%	0.23%	0.15%	0.04%	0.17%

Total ratios
Nonperforming loans to total loans	1.15%	1.20%	1.02%	0.81%	1.05%
Nonperforming assets to total assets	0.93%	0.94%	0.87%	0.76%	0.92%
Allowance for loan losses to nonperforming loans	108.01%	92.62%	98.96%	106.99%	104.37%
Allowance for loan losses to total loans	1.24%	1.11%	1.01%	0.87%	1.09%
Annualized net charge-offs to average loans	0.22%	0.23%	0.15%	0.04%	0.17%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs